NUTEX HEALTH HOLDCO, LLC AND AFFILIATES

COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(UNAUDITED)

1

NUTEX HEALTH HOLDCO, LLC AND AFFILIATES

2

COMBINED AND CONSOLIDATED BALANCE SHEETS

Assets	March 31, 2022	December 31, 2021
Current assets:	(UNAUDITED)
Cash and cash equivalents	$35,558,490	$36,118,284
Accounts receivable	109,917,257	112,766,317
Accounts receivable - related party	125,621	1,993,117
Inventories	2,814,756	2,814,178
Prepaid expenses and other current assets	171,488	323,283
Total current assets	148,587,612	154,015,179

Property and equipment, net	159,035,125	151,912,500
Right-of-use assets	95,038,509	86,444,333
Other long-term assets	1,159,476	1,138,734
Goodwill	1,139,297	1,139,297

Total assets	$404,960,019	$394,650,043

Liabilities and Equity
Current liabilities:
Accounts payable	$17,453,779	$13,582,664
Accounts payable - related party	3,539,372	4,070,438
Lines of credit	2,071,713	72,055
Current portion of long-term debt	8,181,784	10,158,932
Lease liabilities, current portion	3,213,964	2,942,444
Accrued expenses and other current liabilities	7,136,919	6,864,426
Total current liabilities	41,597,531	37,690,959

Long-term debt, net	80,373,137	78,821,985
Lease liabilities	95,565,990	86,556,089
Total liabilities	217,536,658	203,069,033

Commitments and contingencies

Equity:
Members' equity	108,979,213	114,651,306
Noncontrolling interest	78,444,148	76,929,704
Total equity	187,423,361	191,581,010

Total liabilities and equity	$404,960,019	$394,650,043

See accompanying notes to combined and consolidated financial statements.

3

COMBINED AND CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(UNAUDITED)

`	March 31, 2022	March 31, 2021

Net revenue	$79,127,242	$86,700,006
Selling, general and administrative expenses
Payroll	25,940,385	19,087,338
Contract services	11,377,432	5,066,973
Medical supplies	4,259,479	2,399,692
Insurance expense	2,658,549	2,043,529
Other	3,255,563	4,296,950
Total selling, general and administrative expenses	47,491,408	32,894,482
Depreciation and amortization	2,396,861	1,787,956
Operating income	29,238,973	52,017,568

Interest expense	1,855,974	1,486,157
Other expense (income)	2,380,545	(504,444)
Income before taxes	25,002,454	51,035,855

Income tax expense	176,323	156,853
Net income	24,826,131	50,879,002

Less: net income attributable to noncontrolling interests	3,383,288	13,116,865
Net income attributable to Nutex Health Holdco members	$21,442,843	$37,762,137

See accompanying notes to combined and consolidated financial statements.

4

COMBINED AND CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(UNAUDITED)

	Noncontrolling interests	Nutex Health Holdco members	Total equity
Balance at January 1, 2021	$55,638,769	$91,730,056	$147,368,825
Members' contributions	4,176,800	791,610	4,968,410
Members' distributions	(8,831,693)	(30,054,155)	(38,885,848)
Net income	13,116,866	37,762,136	50,879,002
Balance at March 31, 2021	64,100,742	100,229,647	164,330,389

Balance at January 1, 2022	76,929,704	114,651,306	191,581,010
Members' contributions	3,869,201	-	3,869,201
Members' distributions	(5,738,045)	(27,114,936)	(32,852,981)
Net income	3,383,288	21,442,843	24,826,131
Balance at March 31, 2022	$78,444,148	$108,979,213	$187,423,361

See accompanying notes to combined and consolidated financial statements.

5

COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(UNAUDITED)

	March 31, 2022	March 31, 2021
Cash flows from operating activities:
Net income	$24,826,131	50,879,002
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,396,861	1,787,956
Debt issuance cost amortization	-	13,439
Non-cash lease expense	58,857	6,904
Changes in operating assets and liabilities:
Accounts receivable	2,849,060	8,928,390
Accounts receivable - related party	1,867,496	-
Inventories	(578)	(1,081)
Prepaid expenses and other current assets	131,053	(485,136)
Accounts payable	3,871,115	414,898
Accounts payable - related party	(531,066)	(1,059,194)
Accrued expenses and other current liabilities	272,493	1,174,746
Net cash provided by operating activities	35,741,422	61,659,924

Cash flows from investing activities:
Acquisitions of property and equipment	(8,591,823)	(11,164,752)
Net cash used in investing activities	(8,591,823)	(11,164,752)

Cash flows from financing activities:
Proceeds from lines of credit	2,044,765	-
Proceeds from notes payable	2,192,309	8,400,000
Repayments of lines of credit	(45,107)	(766,961)
Repayments of notes payable	(2,590,917)	(6,157,335)
Repayments of finance leases	(299,275)	(252,571)
Payment of debt issuance costs	(27,388)	(13,975)
Members' contributions	3,869,201	4,968,410
Members' distributions	(32,852,981)	(38,885,848)
Net cash used in financing activities	(27,709,393)	(32,708,280)

Net increase (decrease) in cash and cash equivalents	(559,794)	17,786,892
Cash and cash equivalents - beginning of the period	36,118,284	25,514,275
Cash and cash equivalents - end of the period	$35,558,490	43,301,167

Supplemental disclosures of cash flow information:
Cash paid for interest	$875,355	$974,290
Cash paid for income taxes	$18,473	$-
Non-cash investing and financing activities:
Acquisition of financing leases	$9,937,104	$4,021,269

See accompanying notes to combined and consolidated financial statements.

6

NUTEX HEALTH HOLDCO, LLC AND AFFILIATES

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2022 AND 2021

(UNAUDITED)

Note 1 – Organization and Operations

Nutex Health Holdco, LLC (the “Company”, “Nutex”, “we” or “our”) is a holding company in the micro-hospital and hospital outpatient department formed on October 22, 2021, as a Delaware limited liability company. The Company owns and operates 21 facilities in eight states across the Southwest and Midwest United States. We employ approximately 1500 employees and partner with over 800 physicians. Our corporate headquarters is based in Houston, Texas.

Merger with Clinigence Holdings. On April 1, 2022, the Company’s merger with Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), was completed pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) entered on November 23, 2021 between Clinigence, Nutex Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Clinigence, Nutex, Micro Hospital Holding LLC (solely for the purposes of certain sections of the Merger Agreement), Nutex Holdco LLC (solely for the purposes of certain sections of the Merger Agreement) and Thomas Vo, M.D., not individually but in his capacity as the representative of the equity holders of Nutex.

In connection with the Merger Agreement, Nutex entered into certain Contribution Agreements with holders of equity interests (“Nutex Owners”) of subsidiaries and affiliates of Nutex and MHH (the “Nutex Subsidiaries”) pursuant to which such Nutex Owners agreed to contribute certain equity interests in the Nutex Subsidiaries to Nutex in exchange for specified equity interests in Nutex (collectively, the “Contribution Transaction”). Nutex owners having ownership interests representing approximately 84% of the agreed upon equity value of the Nutex Subsidiaries agreed to contribute all or a portion of their equity interests, as applicable.

Pursuant to the Merger Agreement, each unit representing an equity interest in Nutex issued and outstanding immediately prior to the effective time of the Merger but after the Contribution Transaction (collectively, the “Nutex Membership Interests”) was converted into the right to receive 3.571428575, or aggregate of 592,791,712 shares of common stock of Clinigence.

Under the terms of the Contribution Agreements, contributing owners of the Under Development Hospitals and Ramping Hospitals are eligible to receive a one-time additional issuance of Company Common Stock based on their TTM EBITDA as determined on the 24th anniversary of the opening. Such additional shares will be issued at the greater of the price of the Company Common Stock at the time of determination and $2.80.

The Merger was accounted for as a “reverse merger,” with Nutex as the accounting acquirer in accordance with ASC 805, Business Combinations, and Clinigence as the accounting acquiree.

Basis of Presentation. These financial statements are presented for periods before the Company’s merger with Clinigence was completed and present the combined and consolidated financial statements of Nutex and the Nutex Subsidiaries, giving effect to the transactions contemplated by the Contribution Agreements. These entities include:

•	100% of Nutex Health, LLC (“Nutex Health”), a healthcare service provider and facility management firm;
•	100% of Tyvan Billing, LLC (“Tyvan”), a healthcare billing and collections company; and
•	Ownership interests in certain emergency room entities (“ER Entities”) as discussed below.

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The Company’s ownership interest in the ER Entities is presented in the following table:

	ER Entity	Location	Ownership
Under development
	ABQ Hospital, LLC	Albuquerque, NM	100.00%
	Columbus ER Hospital, LLC	Columbus, OH	100.00%
	Covington Hospital, LLC	Mandeville, LA	64.36%
	Fort Smith Emergency Hospital, LLC	Fort Smith, AR	100.00%
	Gahanna Hospital, LLC	Gahanna OH	100.00%
	Breen Bay Hospital, LLC	Green Bay, WI	70.00%
	Miami ER & Hospital, LLC	Miami, FL	67.00%
	Milwaukee Hospital, LLC	Milwaukee, WI	70.00%
	Royse City ER, LLC	Royse City, TX	89.50%
	Vance Jackson Hospital, LLC	San Antonio, TX	61.00%
	Starkey Hospital, LLC	Trinity, FL	62.00%
	Jacksonville ER & Hospital, LLC	Jacksonville, FL	60.00%
	Maricopa Hospital, LLC	Maricopa, AZ	100.00%
	Medistar Micro Hospital of Portage, LLC	Portage, IN	74.90%
Operating less than 2 years
	Northwest Indiana Hospital, LLC	Hammond, IN	74.90%
	Everest Real Estate Investments, LLP	Humble, TX	100.00%
	Texoma ER, LLC	Sherman, TX	100.00%
	Topeka ER Hospital, LLC	Topeka, KS	100.00%
	East Valley Hospital, LLC	Gilbert, AZ	100.00%
	NB Hospital, LLC	New Braunfels, TX	61.00%
Operating more than 2 years
	Albuquerque ER, LLC	Albuquerque, NM	100.00%
	Alexandria Hospital, LLC	Alexandria, LA	99.50%
	Healthcare HL Emergency Services, LLC	The Colony, TX	64.17%
	Kyle ER, LLC	Kyle, TX	46.32%
	Little Rock Hospital 1, LLC	Cabot, AR	81.99%
	Oklahoma ER Hospital, LLC	Oklahoma City, OK	68.70%
	Phoenix ER and Medical Hospital, LLC	Phoenix, AZ	100.00%
	Texarkana ER, LLC	Texarkana, TX	100.00%
	Tucson Hospital, LLC	Tucson, AZ	100.00%
	Tulsa ER & Hospital, LLC	Tulsa, AZ	79.62%
	Wylie ER, LLC	Wylie, TX	80.17%

In addition, the ER Entities have financial and operating relationships with multiple professional entities (the “PLLCs”) and real estate entities (the “REEs”). The PLLCs employ the doctors who work in our emergency rooms. These entities are consolidated by the Company as variable interest entities (“VIEs”) because they do not have significant equity at risk, and the ER Entities have historically supported the PLLCs cash shortages and received the benefits of their cash surpluses.

The REEs own the land and hospital buildings which are leased to the ERs. The REEs have mortgage loans payable to third parties which are collateralized by the land and buildings. The REEs are also consolidated by the Company as VIEs because they do not have sufficient equity at risk and the ER Entities are guarantors of the outstanding mortgage loans.

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The Company has no direct or indirect ownership interest in the PLLCs or REEs, so 100% of the equity for these entities is shown as non-controlling interest in the consolidated and combined balance sheets and statements of income. See Note 12 – Variable Interest Entities for more information concerning these entities.

All significant intercompany balances and transactions have been eliminated in consolidation.

Note 2 - Summary of Significant Accounting Policies

These unaudited combined and consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting Accordingly, they do not include all disclosures required by accounting principles generally accepted in the United States of America (“GAAP”). The unaudited combined and consolidated financial statements contained in this report include all material adjustments of a normal recurring nature that, in the opinion of management, are necessary for a fair presentation of the results of operations for the interim periods presented. These interim financial statements should be read together with the combined and consolidated financial statements and notes thereto included in our audited financial statements for the years ended December 31, 2021 and 2020.

Certain of our significant accounting policies are discussed below:

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include (i) estimates of net revenue and accounts receivable and (ii) impairment of long-lived assets and goodwill. Actual results could differ from those estimates.

Fair Value Measurements. The estimated fair value of accounts receivable, accounts payable, accrued expenses and notes payable approximate the carrying amount due to the relatively short maturity or time to maturity of these instruments. Accounts receivable and payable with related parties may not be arms-length transactions and therefore, may not reflect fair value.

Recent Accounting Pronouncements. There are no new accounting pronouncements that are expected to have a material impact on the consolidated financial statements.

Note 3 - Net Patient Service Revenue

The Company receives payment for services rendered from federal agencies, private insurance carriers, and patients for facility services from the ER Entities’ and doctor services from the PLLC’s. On average, greater than 97% of revenues are paid by insurers, federal agencies, and other non-patient third parties. The remaining revenues are paid by our patients in the form of copays, deductibles, and self-payment.

9

Patient service revenue, net of allowances and discounts, recognized from the ER Entities and PLLCs for the three months ended March 31, 2022 and 2021 are as follows:

	2022	2021
Emergency room facilities services revenue	$66,665,156	$70,688,965
PLLC services revenue	12,462,086	16,011,041
Net revenue	$79,127,242	$86,700,006

The following tables present our percentage of payments received by payor type:

	2022	2021
Insurance	96%	96%
Self pay	3%	3%
Workers compensation	1%	1%
Medicare/Medicaid	0%	0%
Total payments received	100%	100%

Note 4 - Property and Equipment

The principal categories of property and equipment are summarized as follows:

	Useful lives (Years)	March 31, 2022	December 31, 2021
Buildings	39	$81,465,517	$81,985,734
Land	-	21,182,949	18,201,804
Land improvements	39	808,595	808,595
Leasehold improvements	10-39	28,929,401	27,038,503
Construction in progress	-	8,065,149	4,299,614
Machinery and equipment	10	26,105,816	25,686,562
Office furniture and equipment	7	2,870,270	2,870,270
Computer hardware and software	5	1,339,258	1,288,224
Vehicles	5	161,590	161,590
Signage	10	1,164,368	1,160,195
Total cost		172,092,914	163,501,091
Less: accumulated depreciation		13,057,789	11,588,591
Total property and equipment, net		$159,035,125	$151,912,500

Note 5 - Debt

The Company and its affiliates have entered into private debt arrangements with banking institutions for the purposes of purchasing land, constructing new emergency room facilities, building out leasehold improvements, purchasing equipment, and to provide working capital and liquidity through cash and lines of credit (“LOC”).

10

The Company’s outstanding debt is shown in the following table:

Facility	Type of Debt	Collateral/Guarantors	Maturity Date	Annual Interest rate	March 31, 2022	December 31, 2021
Kyle ER, LLC:
	Term Loan	Company assets and Members	04-2023	3.25%	$145,049	$180,564
Texarkana Emergency Center & Hospital, LLC:
	Term Loan	Company assets and Members	07-2025	4.75%	317,297	339,739
	Term Loan	Acquired Equipment	08-2025	4.75%	245,223	262,099
	Term Loan	Acquired Equipment	09-2025	4.90%	64,644	68,963
Texarkana Assets, LLC:
	Term Loan	Commercial Properties and Members	12-2024	5.75%	2,514,675	2,738,844
	Term Loan	land and building and Members	12-2024	5.75%	288,282	371,206
	Term Loan	land and building and Members	04-2032	5.25%	1,054,600	1,100,831
Alexandria Hospital, LLC:
	Term Loan	land and building and Members	10-2029	4.00%	-	3,303,391
	Term Loan	Acquired Equipment	07-2024	6.90%	288,276	316,506
	Term Loan	Acquired Equipment	09-2024	6.90%	135,655	143,896
	Term Loan	Company assets and Members	11-2025	4.90%	69,727	74,151
	Term Loan	Acquired Equipment	07-2025	4.62%	53,507	57,300
Alexandria Assets, LLC:
	Term Loan	Land and Members	10-2029	5.61%	2,867,060	2,961,579
	Term Loan	Land and Members	10-2029	3.25%	3,228,187	-
Albuquerque ER, LLC:
	Term Loan	Acquired Equipment	10-2024	5.18%	234,017	270,720
	Term Loan	Acquired Equipment	04-2024	5.26%	103,423	119,629
Albuquerque Assets, LLC:
	Term Loan	Land Construction and Members	10-2023	4.80%	4,735,283	4,893,861
Little Rock Hospital 1, LLC:
	Term Loan	Company assets and Members	07-2024	5.50%	127,598	315,081
	Term Loan	Commercial Properties and Members	07-2024	5.50%	769,774	846,555
	Term Loan	Acquired Equipment	07-2024	5.50%	66,974	73,918
	Term Loan	Acquired Equipment	07-2024	4.66%	87,961	97,179
	Term Loan	Acquired Equipment	10-2024	5.50%	27,730	30,300
	Term Loan	Acquired Equipment	11-2024	4.37%	206,111	224,851
	Term Loan	Acquired Equipment	11-2024	4.49%	293,529	320,171
	Term Loan	Acquired Equipment	08-2025	4.75%	63,785	68,175
Cabot Assets LLC:
	Term Loan	Commercial Properties and Members	01-2036	4.25%	4,232,514	4,289,290
Northwest Indiana Hospital LLC:
	Term Loan	Acquired Equipment	05-2025	4.75%	367,618	385,713
	Term Loan	Acquired Equipment	06-2025	4.75%	233,450	250,430
	Term Loan	Acquired Equipment	06-2025	4.75%	121,466	127,204
	Term Loan	Acquired Equipment	07-2025	4.75%	36,344	38,914
Oklahoma ER, LLC:
	Term Loan	Equipment and fixtures.	02-2024	4.75%	1,456,044	1,646,311
	Term Loan	Acquired Equipment	01-2024	5.73%	94,426	107,161
	Term Loan	Acquired Equipment	02-2024	5.52%	232,997	252,119
Oklahoma Assets:
	Term Loan	Members	03-2031	5.45%	8,012,294	8,120,072
Phoenix ER Chandler Holdings LLC:
	Term Loan	Members	11-2030	3.78%	6,526,754	6,586,694
Phoenix ER, LLC:
	Term Loan	Land Construction and Members	01-2025	5.00%	$122,800	$266,846
	LOC	Company assets and Members	on demand	4.50%	500,000	-
Topeka ER Hospital LLC:
	Term Loan	Company assets and Members	07-2025	4.15%	1,027,653	1,132,571
	Term Loan	Company assets and Members	07-2021	4.75%	136,875	286,875
	Term Loan	Equipment and Members	07-2025	4.75%	386,896	414,261
	Term Loan	Equipment and Members	07-2025	4.75%	243,776	261,018
	Term Loan	Equipment and Members	07-2025	4.75%	123,168	131,880
	Term Loan	Equipment and Members	09-2025	4.75%	38,826	41,427
Tucson Hospital, LLC:
	Term Loan	Equipment and Members	07-2024	4.74%	266,301	294,179
	Term Loan	Equipment and Members	09-2024	4.19%	190,143	208,738
	Term Loan	Equipment and Members	10-2024	4.25%	48,171	52,713
Tucson Assets, LLC:
	Term Loan	Company assets and Members	03-2025	3.21%	5,749,187	5,808,525
Wylie Asset LLC:
	Term Loan		06-2031	3.65%	3,663,126	3,696,098
SE Texas:
	Term Loan	Company assets and Members		3.50%	12,850	-
SETX Assets LLC:
	Term Loan	Company assets and Members	08-2025	3.50%	7,542,318	7,588,234
TULSA Assets LLC:
	Term Loan	Company assets and Members	12-2040	4.00%	12,398,608	12,510,411
Texoma ER LLC:
	Term Loan	Company assets and Members	08-2023	6.00%	541,843	632,559
	Term Loan	Equipment and Members	09-2026	5.50%	483,504	507,524
	LOC	Company assets and Members	05-2022	6.50%	26,948	72,055
Gilbert Assets LLC:
	Vo Family LP	Company assets and Members	08-2022	2.84%	8,400,000	8,400,000
East Valley Hospital:
	Term Loan	Company assets and Members	06-2027	3.50%	1,600,000	838,201
	Term Loan	Company assets and Members	06-2027	3.50%	3,631,945	2,631,945
	LOC	Company assets and Members	on demand	3.75%	592,714	-
NB Hospital:
	Term Loan	Company assets and Members	02-2027	4.25%	2,748,042	2,595,184
	LOC	Company assets and Members	01-2023	4.50%	952,050	-
Fort Smith Building, LLC
	Term Loan	Company assets and Members	12-2028	3.95%	112,442	-
Fort Smith Emergency Hospital:
	Term Loan	Company assets and Members	12-2028	3.95%	113,254	-
Total					$90,955,714	$89,354,663
Less: unamortized debt issuance costs					329,080	301,691
Less: short-term lines of credit					2,071,713	72,055
Less: current portion of long-term debt					8,181,784	10,158,932
Total debt reflected as long-term					$80,373,137	$78,821,985

The term loan for Kyle ER is subject to a minimum debt service coverage Ratio (“DSCR”) of 1.15:1, tested annually. The term loan to Texarkana ER is subject to a minimum DSCR of 1.25:1, tested annually. The term loan to Tucson ER and Tucson Assets are subject to a minimum DSCR of 1.25:1 and minimum fixed charge coverage ratio of 1.15:1, tested quarterly. The term loans to Alexandria ER and Alexandria Assets are subject to a minimum DSCR of 1.2:1, tested annually, and require one of the partnerships to maintain unencumbered cash and cash equivalents in excess of $5,000,000. The term loan to Phoenix ER is subject to a minimum DSCR of 1.2:1, tested semi-annually at June 30th and December 31st of each calendar year, and must maintain liquid assets of not less than $750,000 to be tested annually, and must maintain a cash reserve account with the bank containing an average balance of $250,000 or greater, tested quarterly. The term loan to Topeka ER is subject to a minimum DSCR of 1.3:1.

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Note 6 - Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following:

	March 31, 2022	December 31, 2021
Accrued wages and benefits	$3,414,477	$2,645,750
Accrued other	3,722,442	4,218,676
Total accrued expenses and other current liabilities	$7,136,919	$6,864,426

Note 7 – Leases

The Companies have entered into hospital property and equipment rental agreements with various lessors. The ER Entities have intercompany lease agreements with the REEs, which are eliminated and not shown in the tables below. The third party leases shown in the following tables represent hospital building and medical equipment leases. The hospital operating leases expire on various dates between July 2024 through June 2039.

The following tables disclose information about third-party leases as of and for the three months ended March 31, 2022 and 2021:

	March 31, 2022	March 31, 2021
Operating lease cost	$692,669	$351,357
Finance lease cost:
Amortization of right-of-use assets	927,664	556,971
Interest on lease liabilities	980,619	498,428
Total finance lease cost	$1,908,283	$1,055,399

Minimum lease payments for the next five years as of March 31, 2022 are as follows:	Operating leases	Third-party finance leases	Related party finance leases
2022	$1,936,735	$3,502,803	$679,500
2023	2,617,491	4,668,310	931,635
2024	2,658,438	4,403,112	959,584
2025	2,728,898	4,235,966	988,372
2026	2,648,019	4,338,317	1,018,023
2027	2,648,049	4,443,157	1,048,563
Thereafter	13,503,978	69,998,442	26,812,661
Total minimum lease payments	28,741,607	95,590,107	32,438,338
Less interest	(6,787,431)	(36,095,035)	(15,107,632)
Total lease liabilities	$21,954,176	$59,495,072	$17,330,706

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Note 8 - Employee Benefit Plans

The Company’s employees are eligible to participate in the 401(k) Savings Plan. There are no restrictions in eligibility to contribute to the 401(k) Savings Plan. Salary deferrals are allowed in amounts up to 100% of an eligible employee’s salary, not to exceed the maximum allowed by law. Texarkana Emergency Center & Hospital, LLC (“Texarkana”) is the only entity which may contribute a discretionary match up to 5% of its employees’ salaries. For the three months ended March 31, 2022 and 2021, Texarkana did not make significant discretionary contributions to the employee plan.

Note 9 - Commitments and Contingencies

Litigation. Certain of the companies in these combined and consolidated financial statements are named in various claims and legal actions in the normal course of business. Based upon counsel and management’s opinion, the outcome of such matters is not expected to have a material adverse effect on the Company’s combined and consolidated financial statements.

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Note 10 – Segment Information

Reportable segment information, including intercompany transactions, is presented below:

	For the Three Months Ended March 31, 2022
	Healthcare	Real Estate	Eliminations	Consolidated
Net revenue	$79,127,242	$-	$-	$79,127,242
Rental income	-	4,045,969	(4,045,969)	-
Selling, general and administrative expenses
Payroll	25,940,385	-	-	25,940,385
Contract services	11,194,920	182,512	-	11,377,432
Medical supplies	4,259,479	-	-	4,259,479
Insurance expense	2,658,549	-	-	2,658,549
Other	4,079,482	51,080	(874,999)	3,255,563
Total selling, general and administrative expenses	48,132,815	233,592	(874,999)	47,491,408
Depreciation and amortization	3,269,771	-	(872,910)	2,396,861
Operating income	27,724,656	3,812,377	(2,298,060)	29,238,973

Interest expense	2,714,899	(963,568)	104,643	1,855,974
Other expense (income)	1,264,825	245,137	870,583	2,380,545
Income before taxes	23,744,932	4,530,808	(3,273,286)	25,002,454

Income tax expense	167,323	9,000	-	176,323
Net income	23,577,609	4,521,808	(3,273,286)	24,826,131

Less: net income attributable to noncontrolling interests	3,078,398	4,521,808	(4,216,918)	3,383,288
Net income attributable to Nutex Health Holdco members	$20,499,211	$-	$943,632	$21,442,843

Capital expenditures	$2,365,359	$6,226,464	$-	$8,591,823

As of March 31, 2022
Total assets	$414,175,482	$179,412,493	$(188,627,956)	$404,960,019

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	For the Three Months Ended March 31, 2021
	Healthcare	Real Estate	Eliminations	Consolidated
Net revenue	$86,700,006	$-	$-	$86,700,006
Rental income	-	11,054,153	(11,054,153)	-
Selling, general and administrative expenses
Payroll	19,087,338	-	-	19,087,338
Contract services	5,018,469	48,504	-	5,066,973
Medical supplies	2,399,692	-	-	2,399,692
Insurance expense	2,043,529	-	-	2,043,529
Other	4,098,867	33,273	164,810	4,296,950
Total selling, general and administrative expenses	32,647,895	81,777	164,810	32,894,482
Depreciation and amortization	2,753,578	4,190	(969,812)	1,787,956
Operating income	51,298,533	10,968,186	(10,249,151)	52,017,568

Interest expense	2,440,265	(1,046,051)	91,943	1,486,157
Other expense (income)	(495,445)	65,397	(74,396)	(504,444)
Income before taxes	49,353,713	11,948,840	(10,266,698)	51,035,855

Income tax expense	147,853	9,000	-	156,853
Net income	49,205,860	11,939,840	(10,266,698)	50,879,002

Less: net income attributable to noncontrolling interests	12,269,447	11,939,840	(11,092,422)	13,116,865
Net income attributable to Nutex Health Holdco members	$36,936,413	$-	$825,724	$37,762,137

Capital expenditures	$481,956	$10,682,796	$-	$11,164,752

As of December 31, 2021
Total assets	$408,958,074	$172,012,691	$(186,320,722)	$394,650,043

Note 11 – Related Party Transactions

Certain Members of the Companies may have member interests in other entities which are not included within these combined and consolidated financial statements. Transactions with these entities or directly with members of the Companies are classified as related party transactions and are disclosed in the following tables as of March 31, 2022, and December 31, 2021, and for the nine months ended March 31, 2022 and 2021.  The income statement amounts primarily relate to Tyvan’s billing services provided to related parties.

Balance sheet line items containing related party amounts as of:	March 31, 2022	December 31, 2021
Accounts receivable - related party	$125,621	$1,993,117
Accounts payable - related party	3,539,372	4,070,438

Income statement line items containing related party amounts for the three months ended:	March 31, 2022	March 31, 2021
Selling, general and administrative expenses	$390,871	$-
Other expense (income) – with unconsolidated entities	(412,554)	(647,908)

Dr. Thomas Vo, our CEO, has made advances to SE Texas ER which are reported as accounts payable – related party. These advances have no stated maturity and bear no interest.

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Note 12 – Variable Interest Entities

The PLLCs and REEs are consolidated in these financial statements as VIEs. The following tables provide the balance sheet amounts related to the VIEs:

	March 31, 2022
	REEs	PLLCs	Total
Current assets	$8,278,425	$19,921,958	$28,200,383
Fixed assets	27,905,609	-	27,905,609
Long-term assets	143,228,459	4,279	143,232,738

Total assets	179,412,493	19,926,237	199,338,730

Current liabilities	3,423,167	5,317,978	8,741,145
Long-term liabilities	71,097,883	930,000	72,027,883

Total liabilities	74,521,050	6,247,978	80,769,028

Equity	104,891,443	13,678,259	118,569,702

Total liabilities and equity	$179,412,493	$19,926,237	$199,338,730

	December 31, 2021
	REEs	PLLCs	Total
Current assets	$10,959,090	$22,035,457	$32,994,547
Fixed assets	32,182,902	—	32,182,902
Long-term assets	128,870,699	4,279	128,874,978

Total assets	172,012,691	22,039,737	194,052,428

Current liabilities	6,666,690	5,070,706	11,737,396
Long-term liabilities	68,850,689	930,000	69,780,689

Total liabilities	75,517,379	6,000,706	81,518,085

Equity	96,495,312	16,039,031	112,534,343

Total liabilities and equity	$172,012,691	$22,039,737	$194,052,428

The revenue and operating income for the REEs can be found in Note 10 – Segment Information. The revenue for the PLLCs can be found in Note 3 - Net Patient Service Revenue and the operating income (loss) for the three months ended March 31, 2022 and 2021 was $(420,460) and $6,068,008, respectively.

The assets of each of the ER Entities may only be used to settle the liabilities of that entity or its consolidated VIEs and may not be required to be used to settle the liabilities of any of the other ER Entities, other VIEs, or corporate entity. Additionally, the assets of corporate entities cannot be used to settle the liabilities of VIEs. The Company has aggregated all of the PLLCs and REEs into two categories above, because they have similar risk characteristics, and presenting distinct financial information for each VIE would not add more useful information.

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Note 13 - Subsequent Event

The Company has evaluated subsequent events through the filing of this report and determined that there have been no events that have occurred that would require adjustments to our disclosures in the combined and consolidated financial statements except for the transaction described below.

Merger with Clinigence Holdings. As discussed in Note 1, the Company’s merger with Clinigence was completed on April 1, 2022.

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